Board Group V
7/1/06-9/30/06

                                           Rule 10f-3 -Summary
                                        (Affiliated Underwriters)

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

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Fund                                   Manager      Are there          IF YES,              Total Value of        Primary
                                         Firm       applicable         Certification        Securities            Portfolio Manager
                                                    transactions to    attached       from  Purchased
                                                    report?            Manager   that  all  by Fund from
                                                                       transactions    are  Affiliated
                                                    If Yes, detail     in compliance  with  Underwriter (% of
                                                    attached from      board-approved       totalnet assets)
                                Manager procedure
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Money Market Funds
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Dreyfus Institutional Government       Dreyfus             No                                                  Patricia A. Larkin
MM Fund
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Dreyfus Institutional Prime MM         Dreyfus             No                                                  Patricia A. Larkin
Fund
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Dreyfus Institutional U.S.             Dreyfus             No                                                  Patricia A. Larkin
Treasury MM Fund
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Dreyfus Money Market Reserves          Dreyfus             No                                                  Patricia A. Larkin
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Dreyfus U.S. Treasury Reserves         Dreyfus             No                                                  Patricia A. Larkin
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Municipal Money Market Funds
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Dreyfus BASIC CA Municipal MM
Fund                                   Dreyfus             No                                                  Joseph Irace
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Dreyfus BASIC MA Municipal MM Fund
                                    Dreyfus/Mellon         No                                                  John F. Flahive
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Dreyfus BASIC NY Municipal MM Fund
                                       Dreyfus             No                                                  Joseph Irace
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Dreyfus Municipal Reserves          Dreyfus/Mellon         No                                                  J. Christopher
                                                                                                               Nicholl
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Balanced Funds
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                                                                                                               Joseph Darcy\Fayez
Dreyfus Tax Managed Balanced Fund   Dreyfus/Fayez          No                                                  S. Sarofim
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Fixed Income Funds
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Dreyfus Bond Market Index Fund      Dreyfus/Standish       No                                                  Jon Uhrig
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Dreyfus High Yield Strategies Fund  Dreyfus/Standish       No                                                  Jon Uhrig
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Dreyfus Premier International
Bond Fund                           Dreyfus/Standish       No                                                  Thomas Fahey
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Dreyfus Premier Limited Term High
Yield Fund                          Dreyfus/Standish       No                                                  Jon Uhrig
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Dreyfus Premier Limited Term                                                                                   Christopher M.
Income Fund                         Dreyfus/Standish       Yes                  V                   0.30%      Pellegrino
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Dreyfus Premier Managed Income
Fund                                Dreyfus/Standish       Yes                  V                   0.49%      Kent J. Wosepka
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Dreyfus Premier Strategic Income
Fund                                Dreyfus/Standish       Yes                  V                   1.41%      Kent J. Wosepka
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Equity Funds
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Dreyfus BASIC S&P 500 Stock Index
Fund                                 Dreyfus/ MEA          No                                                  Thomas J. Durante
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Dreyfus Disciplined Stock Fund      Dreyfus/TBCAM          No                                                  Sean P. Fitzgibbon
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Dreyfus Premier Balanced Fund       Dreyfus/Standish       Yes                  V                   0.21%      John Jares
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Dreyfus Premier Core Equity Fund        Fayez              No                                                  Fayez S. Sarofim
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Dreyfus Premier Core Value Fund     Dreyfus/TBCAM          No                                                  William E.
                                                                                                               Costello
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Dreyfus Premier Equity Income        Dreyfus/ MEA          No                                                  Jocelin A. Reed
Fund
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Dreyfus Premier Large Company
Stock Fund                          Dreyfus/TBCAM          No                                                  Sean P. Fitzgibbon
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Dreyfus Premier Midcap Stock Fund    Dreyfus/MEA           No                                                  John R. O'Toole
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Dreyfus Premier Small Cap Value
Fund                                 Dreyfus/MEA           No                                                  Adam T. Logan
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Dreyfus Premier Tax Managed
Growth Fund                             Fayez              No                                                  Fayez S. Sarofim
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